Exhibit 10.8

Vivint Solar, Inc. 4931 North 300 West Provo, Utah 84604 1.877.404.4129

simply brighter • www.vivintsolar.com

August 28, 2014

Mr. Gregory S. Butterfield

1360 Grove Drive

Alpine, Utah 84004

Dear Greg:

This agreement clarifies that your official employer is Vivint Solar, Inc. (“Vivint Solar” or the “Company”), and will not be Vivint Solar Developer, LLC any longer. The terms of your employment will remain the same and they are described below so that the Company and you can confirm that we have the same understanding.

You will continue in your role as Chief Executive Officer and President, which is a full-time position, reporting to the Board of Directors of the Company, and based at the Company’s offices in Provo, Utah. This agreement describes the essential elements of your employment with Vivint Solar and expressly supersedes any and all previous employment agreements you may have had with Vivint Solar Developer, LLC, Vivint Solar, or any other Company affiliates, whether written or oral, express or implied, other than: (1) the involuntary termination protection agreement previously entered into between you and the Company as of June 27, 2014 (the “Severance Agreement”); and (2) the indemnification agreement previously entered into between you and the Company dated as of April 29, 2014 (the “Indemnification Agreement”).

Compensation:

Base Salary:	You will continue to be paid an annual base salary of $500,000, payable in bi-monthly increments and in accordance with the Company’s payroll policies and practices.

MBO Bonus:

You will be eligible to participate in the Company’s annual executive bonus program with a target incentive bonus of 40% of your annual salary, earned and determined at the sole discretion of Vivint Solar and based on multiple factors, including, but not limited to, achievement of individual and Company performance objectives. A significant purpose of our bonus program is retention, therefore to earn a bonus, you must be an employee on the date Vivint Solar pays such bonus, and you will not earn or be entitled to any pro rata bonus payments if your employment ends for any reason prior to such date. All earned bonuses will be paid in accordance with Vivint Solar’s policies and practices regarding incentive compensation awards.

Long-term Incentives:	You previously have been granted the long-term equity incentive award(s) (the “Equity Incentive Award(s)”) under the 2013 Omnibus Incentive Plan (the “Plan”) that are set forth on Exhibit A. The Equity Incentive Award(s) remain subject to the terms and conditions applicable to awards granted under the Plan and the agreement between you and the Company. Your status as a continuous service provider under the terms and conditions of the Plan has not been affected by this agreement or your employment moving to Vivint Solar, and does not modify applicable vesting requirements.

Any vesting is subject to your continued employment with the Company through applicable vesting dates. No rights are earned or accrued until such time that vesting occurs, nor does the grant confer any right to continued vesting or employment. You acknowledge that you have no rights or claims to equity of the Company other than the Equity Incentive Award(s) listed on Exhibit A.

Employee Benefits:

We maintain certain employee benefits plans, and you will continue to be able to participate in those plans for which you meet the eligibility requirements. To the extent that any employee contribution is owed for such benefits, you will continue to be responsible for paying the employee portion, which will be deducted from your pay.

The Company will also continue to lease and insure, on substantially similar terms as in effect currently, a vehicle for your use as your primary business vehicle.

Holidays; Out of Office Time:	We believe in work-life balance. We currently recognize nine (9) paid holidays each calendar year. A calendar of Company-paid holidays is available through Human Resources. Out of office time is managed and coordinated directly with your manager and in accordance with Company policy for employees exempt from overtime laws in the state where you work.

Vivint Solar Policies and Employment Conditions:	You agree to review the Company’s employee handbook, and you agree to thoroughly familiarize yourself with the policies contained in the handbook and other corporate policies of Vivint Solar and to abide by them. Additionally, from time to time, the Company may adopt new policies or make important changes to existing policies and will communicate information about its policies to you by way of electronic mail notification, the Vivint Solar intranet or otherwise, and you agree to thoroughly review such policy communications and to abide by them. The Company may modify salaries, bonuses and benefits from time to time.

Withholdings and Taxes:	All forms of compensation referred to in this agreement are subject to reduction to reflect applicable withholdings and payroll taxes.

Employment Relationship:	Your employment with the Company is for no specific period of time and continues to be “at will,” meaning that either you or the Company may terminate your employment at any time and for any reason, with or without notice or cause. Any contrary representations that may have been made to you are superseded by this agreement. This is the full and complete agreement between you and the Company on this term. Although your job, duties, compensation and benefits may change from time to time, the “at will” nature of your employment may only be changed in an express written agreement signed by you and by the Chief Legal Officer of the Company.

In addition, as a condition of employment with Vivint Solar, you will be required to sign the Company’s standard At-Will Employment Agreement, attached hereto as Exhibit B, which requires, among other provisions, the assignment of patent rights to any invention made during your employment at the Company, and non-disclosure of Company proprietary information. Also, in the event of any dispute or claim relating to or arising out of our employment relationship, you and the Company agree that (i) any and all disputes between you and the Company shall be fully and finally resolved by binding arbitration, and (ii) you are waiving any and all rights to a jury trial.

Miscellaneous:	This agreement, the Severance Agreement, the Indemnification Agreement, and the At-Will Employment Agreement set forth the terms of your employment with Vivint Solar and supersede and replace any prior understandings or agreements, whether oral or written, express or implied, related to the subject matter hereof. This agreement is entered into without reliance upon any promise, warranty or representation, written or oral, express or implied, other than those expressly contained herein, and it supersedes any other such promises, warranties, representations or agreements. It may not be amended or modified except by a written instrument signed by you and the Chief Legal Officer of Vivint Solar. If any provision of this agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this agreement, which will remain in full force and effect. This agreement will be construed and interpreted in accordance with the laws of the State of Utah, without reference to the choice of law provisions thereof.

We have a dynamic organization and look forward to continuing to work with you both to strengthen Vivint Solar and enable you to strengthen your own skills and expertise. Please sign this letter and the At-Will Employment Agreement (Exhibit B) where indicated and return the same to us promptly.

Sincerely,

/s/ Dana C. Russell
Dana C. Russell Chief Financial Officer and Executive Vice President Vivint Solar, Inc.

Accepted and Agreed:

/s/ Gregory S. Butterfield	28 August 2014
Gregory S. Butterfield	DATE

EXHIBIT A

Equity Incentive Award under the Vivint Solar 2013 Omnibus Incentive Plan

Grant Date	Grant Type	Shares of Common Stock	Exercise Price	Vest Base Date
September 3, 2013	Non-Qualified Stock Option	3,529,412	$1.00	September 3, 2013

EXHIBIT B

At-Will Employment Agreement

AT-WILL EMPLOYMENT AGREEMENT

This AT-WILL EMPLOYMENT AGREEMENT is entered into as of the date set forth on the signature page below (this “Agreement”), by the UNDERSIGNED EMPLOYEE (the “Employee”) in favor of VIVINT SOLAR, INC., a Delaware corporation (the “Company”). For good and valuable consideration, the receipt and sufficiency of which is hereby established, Employee agree as follows:

1. Definitions.

(a) “Confidential Information” means any present or future information belonging to the Company that pertains to the Company’s business, whether developed by Employee or by other Company employees, contractors, or agents, that is confidential or proprietary in nature, and that is not generally known in the public domain. Confidential Information includes, without limitation, information regarding the Company’s finances, financial condition, operations, business plans, business opportunities, purchasing activities, suppliers or potential suppliers, costs of materials, pricing, margins, sales, markets, marketing strategies, plans and ideas, customers, customer lists, customer agreements, customer purchases, customer documents, potential customers, employees, employee compensation, technical data, research, product plans, products, methodologies, services, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, trade secrets, Confidential Materials, Inventions, Employment Inventions, Intellectual Property, or any other confidential business information of the Company that is disclosed to or obtained by Employee, directly or indirectly, whether in writing, orally, by observation or electronically (through email, computer disk, DVD, CD-ROM, or other electronic means).

(b) “Confidential Materials” means any tangible medium containing Confidential Information, including but not limited to paper, electronic or magnetic media, prototypes, products, and other materials.

(c) “Employment Inventions” means any Invention or part thereof conceived, developed, reduced to practice, or created by Employee which is:

(i) conceived, developed, reduced to practice, or created by the Employee: (1) within the scope of the Employee’s employment with the Company; (2) on the Company’s time; or (3) with the aid, assistance, or use of any of the Company’s property, equipment, facilities, supplies, resources, or Intellectual Property;

(ii) the result of any work, services, or duties performed by the Employee for the Company;

(iii) related to the industry or trade of the Company; or

(iv) related to the current or demonstrably anticipated business, research, or development of the Company.

(d) “Intellectual Property” means any and all patents, copyrights, trademarks, service marks, trade secrets, know how, technology, ideas, or computer software belonging to the Company or its affiliates.

(e) “Inventions” means any and all inventions, products, formulations, discoveries, ideas, developments, improvements, technology, know-how, products, devices, structures, equipment, processes, methods, techniques, formulas, trade secrets, texts, research, program, software, computer programs, source codes, data, designs, works of authorship, and or other materials, whether or not published, patented, copyrighted, registered or suitable therefor, and all intellectual property rights therein, to the extent they relate to the Company’s past, present, future, or anticipated business, research, development or trade.

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(f) “Pre-Existing Inventions” means any and all inventions, discoveries, ideas, original works of authorship, developments, improvements, trade secrets and other proprietary information or intellectual property rights owned by Employee or in which Employee has an interest prior to, or separate from, Employee’s employment with the Company, including, without limitation, any such inventions that qualifies fully under the provisions of California Labor Code Section 2870, Del.Code tit. 19, § 805, N.C.Gen.Stat. §§ 66-57.1, and Utah Code § 34-39-3(1) (attached hereto as Exhibit A).

(g) “Restricted Business” means providing products and/or services that are substantially similar to or competitive with those offered or provided by the Company or any of its subsidiaries at any time during the Restricted Period or for which the Company or any of its subsidiaries has adopted a plan or authorized a budget prior to the effective date of Employee’s last day of employment, including (without limitation) providing services, as an employee or otherwise to the following companies: Sungevity, Inc., RPS, Sunrun Inc., SolarCity Corporation, Clean Power Finance, SunPower Corporation, Corbin Solar Solutions LLC, Galkos, Construction, Inc., Zing Solar, Terrawatt, Inc., and any of their respective affiliates or current or future dealers.

(h) “Restricted Period” means the period of time beginning with the date the Employee begins his or her employment with the Company and ending twelve (12) months after the date the Employee left his or her employment with the Company.

(i) “Restricted Territory” means the geographic area consisting of each of the states, territories, districts, and lands of the United States, and any other geographic area in which the Company or any of its affiliates conducts, has conducted within the immediately preceding year, or has proposed to conduct within the immediately preceding year, its business.

2. At-Will Employment. Employee represents and agrees that this Agreement is not, and shall not be construed as, an offer or contract of employment for any period, an offer or guarantee of future employment, or an offer or guarantee of a future contractual relationship. Pursuant to the Vivint Solar Employee Handbook, Employee is an employee “at will” and subject to termination at any time. Employee understands that any representation to the contrary is not valid unless obtained in writing and signed by the Chief Executive Officer of the Company. Employee acknowledges that this employment relationship may be terminated at any time, with or without good cause or for any or no cause, at the option either of the Company or Employee, with or without notice.

3. Policies and Practices. Employee agrees to abide by all of the Company’s rules, regulations, handbooks, manuals, training, policies, practices and procedures, including, but not limited to, the Vivint Solar Employee Handbook. The Company, in its sole and absolute discretion, may from time to time amend, modify or revise its rules, regulations, handbooks, manuals, policies, practices and procedures.

4. Background Check. Employee understands and agrees that employment with the Company is contingent on the Company’s receipt, evaluation, and approval of a background check concerning Employee. By signing this Agreement, Employee acknowledges and agrees that it has received, read, and understands the Background Check Disclosure and Authorization that is attached hereto as Exhibit D. Employee agrees to provide to the Company a duly executed Authorization of Background Investigation, in the form attached hereto as Exhibit D.

5. Covenant of Ownership and Disclosure of Developments.

(a) Employee agrees to promptly disclose to the Company the existence, use, and/or manner of operation of any and all Employment Inventions.

(b) Employee acknowledges and agrees that all Employment Inventions are the sole and exclusive property of the Company. Employee hereby assigns to the Company any and all copyrights, patent rights, trade secrets, and other rights that Employee may have in any Employment

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Invention. Employee agrees to take all actions reasonably requested by the Company, both during and after the term of Employee’s employment, to assign to the Company and to establish, perfect, exercise or protect the Company’s rights in any Employment Inventions or title thereto, including without limitation, assisting in obtaining or registering copyrights, patents, trademarks or similar intellectual property rights and executing assignments to the Company. If the Company is unable, because of Employee’s mental or physical incapacity, geographic distance or for any other reason, to obtain Employee’s approval or signature on any document necessary or useful to claim, secure, extend, protect or enforce any right in intellectual property to which the Company has a reasonable claim, then Employee hereby appoints the Company and its duly authorized officers as Employee’s agent and attorney-in-fact to act for Employee for the purpose of accomplishing such act with the same legal force and effect as if executed by Employee. Employee will not incorporate any inventions, discoveries, ideas, original works of authorship, developments, improvements, trade secrets and other proprietary information or intellectual property rights owned by any third party into any Invention without the Company’s prior written permission.

(c) Employee will inform the Company in writing prior to incorporating any Pre-Existing Inventions into any Invention or otherwise utilizing any such Pre-Existing Inventions in the course of Employee’s employment with the Company; and the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Pre-Existing Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Employee has attached hereto as Exhibit B, a list describing all Pre-Existing Inventions or, if no such list is attached, represents and warrants that there are no such Pre-Existing Inventions. Furthermore, Employee represents and warrants that if any Pre-Existing Inventions are included on Exhibit B, they will not materially affect Employee’s ability to perform all obligations under this Agreement.

6. Confidentiality and Non-Disclosure Agreement.

(a) Covenant to Safeguard Confidential Information. In connection with Employee’s Services hereunder, Employee may receive or have access to Confidential Information and Confidential Materials. Employee acknowledges and agrees that:

(i) All Confidential Information shall remain the sole property of the Company;

(ii) All Confidential Information belonging to the Company is valuable, special and unique to the Company’s business, that the Company’s business depends upon such Confidential Information, and that the Company wishes to protect such Confidential Information by keeping it confidential for the use and benefit of the Company;

(iii) Employee shall keep all Confidential Information confidential and will not, without the prior written consent of the Company’s Chief Executive Officer or General Counsel, disclose (whether directly or through some other person or entity), in whole or in part, and will not use such information, directly or indirectly, for any purpose other than as expressly allowed by the Company;

(iv) Employee shall not use the Company’s Confidential Information for Employee’s direct or indirect benefit or for the direct or indirect benefit of any person or entity other than the Company;

(v) Employee shall not aid, encourage, or allow any other person or entity to use the Company’s Confidential Information without authorization;

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(vi) Employee shall use reasonable and diligent efforts to protect the confidentiality of the Company’s Confidential Information;

(vii) Employee shall use the Company’s Confidential Information solely to fulfill the duties of Employee’s employment relationship with the Company and not otherwise to use such information for Employee’s benefit or the benefit of others;

(viii) Employee shall not use, view, or access Confidential Information where it can be seen or viewed by unauthorized persons, and not to leave such information or materials where they can be seen or accessed by unauthorized persons;

(ix) Employee shall notify the Company if Employee becomes aware of any loss, misuse, wrongful disclosure, or other unauthorized access of the Company’s Confidential Information by any person;

(x) Employee shall take all other reasonable steps necessary, or reasonably requested by the Company, to safeguard the Company’s Confidential Information from unauthorized disclosure or use; and

(xi) Employee shall not disclose to the Company any trade secrets or confidential information of party to whom Employee owes a duty of confidentiality.

(b) Permission to Notify. Employee authorizes the Company to notify others, including (without limitation) the Employee’s current or future clients, of the terms of this Agreement and the Employee’s covenants and obligations hereunder.

(c) Return of Information. Upon the request of the Company, or upon the termination of Employee’s employment with the Company, Employee shall deliver promptly (and in no event later than two (2) business days after termination) to the Company all Confidential Information and other documents or materials belonging to the Company (including all copies thereof), and all other property belonging to the Company, which are in Employee’s possession, custody or control.

(d) Notice of Compelled Disclosure. In the event that Employee or anyone to whom Employee transmits any Confidential Information (“Compelled Person”) becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, or other similar judicial or other compulsory process) to disclose any of the Confidential Information, such Compelled Person will provide the Company with prompt written notice so that it may seek a protective order or other appropriate remedy to protect and preserve the confidentiality of such Confidential Information and/or waive compliance with the provisions of this Agreement. In the event that such a protective order or other remedy is not obtained, or compliance with the provisions of this Agreement is waived, Employee shall disclose or furnish only that portion of the Confidential Information that Employee is legally required to produce and will exercise his or her best efforts to obtain reliable assurance that the Confidential Information will be kept confidential to the greatest extent possible. This provision shall not restrict an Employee who is requested by a law enforcement agency not to provide such notice to the Company.

7. Former Employer Information. Employee agrees that (i) he/she will not, during employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity; and (ii) Employee will not bring onto the premises of the Company any document, electronic data, or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

8. Covenant Not to Solicit Employees. To the fullest extent permitted under applicable law, Employee agrees that during his/her employment and for a period of twelve (12) months immediately following the termination of his/her relationship with the Company for any reason, whether voluntary or

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involuntary, with or without cause, Employee will not directly or indirectly solicit any of the Company’s employees to leave their employment at the Company. Employee agrees that nothing in this Section shall affect his/her continuing obligations under this Agreement during and after this twelve (12) month period, including, without limitation, Employee’s obligations under the Confidentiality and Non-Disclosure Agreement section in this Agreement.

9. Covenant Not to Solicit Customers. This Covenant Not to Solicit Customers applies to Employee if he/she is employed by the Company outside of California. This Covenant Not to Solicit Customers does not apply to Employee if he/she is employed by the Company in California. During the Restricted Period, Employee will not directly or indirectly engage in the following conduct, nor will Employee aid, abet, assist, encourage, or influence others to do so: Induce or attempt to induce, solicit or attempt to solicit, or encourage or attempt to encourage, in any capacity, on Employee’s behalf or on behalf of any other firm, person, or entity, any current or former customer of the Company (herein defined as a “Vivint Solar Customer”) to terminate a contract with the Company or any other entity, or to allow such contract to be canceled, not renewed, or to enter into a contract with another company. Employee acknowledges and agrees that (i) the names, addresses, product specifications, pricing, and information regarding Vivint Solar Customers and the Company, are the confidential and proprietary information of the Company (collectively, “Proprietary Information”); and (ii) Employee shall not, nor shall it permit any other person or entity within its control, to sell, disclose, or otherwise disseminate Proprietary Information (each, “Improper Disclosure”). Employee promises not to engage in any Improper Disclosure during or after his/her employment with the Company.

10. Covenant Not to Compete. This Covenant Not to Compete applies to Employee if he/she is employed by the Company outside of California. This Covenant Not to Compete does not apply to Employee if he/she is employed by the Company in California.

(a) To the maximum extent permitted under applicable law, during the Restricted Period, Employee shall not, in any manner, directly or indirectly, in the Restricted Territory: (i) engage or invest in; (ii) own, manage, operate, finance, control; (iii) participate in the ownership, management, operation, financing, or control of; or (iv) be employed by, work for or with, or in any way assist, any business, person, firm, corporation, partnership, limited liability company, governmental or private entity, or any other entity of whatever kind, engaged in the Restricted Business.

(b) Nothing contained in this Agreement shall prohibit Employee from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of a corporation, any securities of which are publicly traded, so long as Employee has no active participation in the business of such corporation.

(c) During the Restricted Period, Employee shall communicate the contents of this Agreement to any person (including any business) that Employee intends to be retained or employed by, associated with, or represent and which Employee knows is engaged in the Restricted Business in the Restricted Territory.

11. Tolling of Covenants. If a court of competent jurisdiction determines that Employee has violated any of Employee’s obligations under this Agreement, then the Restricted Period will automatically be extended by a period of time equal in length to the period during which such violation or violations occurred.

12. Reasonableness of Covenants. Employee acknowledges and understands that the covenants of Employee under this Agreement are limited to the extent necessary to protect the legitimate business interests of the company, including the loss of goodwill, unfair competition and to preserve the Company’s Confidential Information. Employee expressly acknowledges and agrees that the respective covenants and agreements contained herein are reasonable as to both scope and time.

EMPLOYEE ACKNOWLEDGES AND UNDERSTANDS THAT HIS OR HER STRICT COMPLIANCE WITH THE COVENANTS HEREUNDER IS A MATERIAL CONDITION OF THIS AGREEMENT, AND THAT THE COMPANY WOULD NOT HAVE ENGAGED, OR CONTINUED TO ENGAGE, EMPLOYEE WITHOUT THIS AGREEMENT.

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13. Requests for Clarification. In the event Employee is uncertain as to the meaning of any provision of this Agreement or its application to any particular information, document, item or activity, Employee should inquire in writing to the Chief Executive Officer, General Counsel, and/or Human Resources Director of the Company, specifying any areas of uncertainty. The Company will respond in writing within a reasonable time and will endeavor to clarify any areas of uncertainty, including such things as whether it considers particular information or documents to be Confidential Information, and will endeavor to explain any provisions of this Agreement.

14. Remedies for Breach of the Covenants. Employee recognizes that the Company’s business interest in maintaining the confidentiality of its Confidential Information, its relationships and goodwill with its customers, and the stability of its work force, is so great that the remedy at law for Employee’s breach or threatened breach of the covenants contained in this Agreement may be an inadequate remedy. Employee agrees that, in the event of a breach or threatened breach by Employee of any of the covenants contain in this Agreement, a court of competent jurisdiction may issue a restraining order or an injunction against Employee, restraining or enjoining Employee from engaging in conduct or actions that violate the said covenant. In addition, the Company shall be entitled to any and all other remedies available to the Company at law or in equity, and no action by the Company in pursuing a given remedy shall constitute an election to forego other remedies.

15. Arbitration and Equitable Relief. This Arbitration provision applies to Employee if he/she is employed by the Company outside of California. This Arbitration provision does not apply to Employee if he/she is employed by the Company in California. Instead, the Arbitration provision attached hereto as Exhibit C applies to Employee if he/she is employed by the Company in California.

(a) Arbitration. IN CONSIDERATION OF MY EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES AND MY RECEIPT OF THE COMPENSATION, PAY RAISES AND OTHER BENEFITS PAID TO ME BY THE COMPANY, AT PRESENT AND IN THE FUTURE, I AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY, IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM MY EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION PROVISIONS SET FORTH IN THE UTAH UNIFORM ARBITRATION ACT (THE “RULES”) AND PURSUANT TO UTAH LAW. THE FEDERAL ARBITRATION ACT SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE ACT. I AGREE THAT I MAY ONLY COMMENCE AN ACTION IN ARBITRATION, OR ASSERT COUNTERCLAIMS IN AN ARBITRATION, ON AN INDIVIDUAL BASIS AND, THUS, I HEREBY WAIVE MY RIGHT TO COMMENCE OR PARTICIPATE IN ANY CLASS OR COLLECTIVE ACTION(S) AGAINST THE COMPANY, AS PERMITTED BY LAW. DISPUTES THAT I AGREE TO ARBITRATE, AND THEREBY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE SARBANES-OXLEY ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAIR CREDIT REPORTING ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, THE FAMILY AND MEDICAL LEAVE ACT, THE UTAH ANTIDISCRIMINATION ACT, CLAIMS OF HARASSMENT, DISCRIMINATION AND WRONGFUL TERMINATION, AND ANY STATUTORY OR COMMON LAW CLAIMS. NOTWITHSTANDING THE FOREGOING, I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES A WAIVER OF MY RIGHTS UNDER SECTION 7 OF THE NATIONAL LABOR RELATIONS ACT. I FURTHER UNDERSTAND THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH ME.

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(b) Procedure. I AGREE THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/ AND FROM HUMAN RESOURCES. I UNDERSTAND THAT THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, EXCEPT AS PROHIBITED BY LAW, AND UNDERSTAND THAT EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE ATTORNEYS’ FEES AND COSTS. I AGREE TAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS, PRIOR TO ANY ARBITRATION HEARING. I AGREE THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. I ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW. I AGREE THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. I AGREE THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH UTAH LAW, INCLUDING THE UTAH RULES OF CIVIL PROCEDURE AND THE UTAH RULES OF EVIDENCE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL UTAH LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH UTAH LAW, UTAH LAW SHALL TAKE PRECEDENCE. I AGREE THAT THE DECISION OF THE ARBITRATOR SHALL BE IN WRITING. I AGREE THAT ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN UTAH COUNTY, UTAH.

(c) Remedy. EXCEPT AS PROVIDED BY THE RULES AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE AND FINAL REMEDY FOR ANY DISPUTE BETWEEN ME AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE RULES AND THIS AGREEMENT, NEITHER I NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION.

(d) Availability of Injunctive Relief. I AGREE THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF THE AT-WILL EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT, AND ARBITRATION AGREEMENT BETWEEN ME AND THE COMPANY OR ANY OTHER AGREEMENT REGARDING TRADE SECRETS, INTELLECTUAL PROPERTY, CONFIDENTIAL INFORMATION, PROPRIETARY INFORMATION, NONCOMPETITION OR NONSOLICITATION. I UNDERSTAND THAT ANY BREACH OR THREATENED BREACH OF SUCH AN AGREEMENT WILL CAUSE IRREPARABLE INJURY AND THAT MONEY DAMAGES WILL NOT PROVIDE AN ADEQUATE REMEDY THEREFOR AND BOTH PARTIES HEREBY CONSENT TO THE ISSUANCE OF AN INJUNCTION WITHOUT POSTING OF A BOND. IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS’ FEES WITHOUT REGARD FOR THE PREVAILING PARTY IN THE FINAL JUDGMENT, IF ANY. SUCH ATTORNEYS’ FEES AND COSTS SHALL BE RECOVERABLE ON WRITTEN DEMAND AT ANY TIME, INCLUDING, BUT NOT LIMITED TO, PRIOR TO ENTRY OF A FINAL JUDGMENT, IF ANY, BY THE COURT, AND MUST BE PAID WITHIN THIRTY (30) DAYS AFTER DEMAND OR ELSE SUCH AMOUNTS SHALL BE SUBJECT TO THE ACCRUAL OF INTEREST AT A RATE EQUAL TO.

(e) Administrative Relief. I UNDERSTAND THAT THIS AGREEMENT DOES NOT PROHIBIT ME FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE, OR FEDERAL ADMINISTRATIVE BODY OR GOVERNMENT AGENCY THAT IS AUTHORIZED TO ENFORCE OR ADMINISTER LAWS RELATED TO EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE UTAH LABOR COMMISSION, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD, OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE ME FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM, EXCEPT AS PERMITTED BY LAW.

7	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

(f) Voluntary Nature of Agreement. I ACKNOWLEDGE AND AGREE THAT I AM EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. I FURTHER ACKNOWLEDGE AND AGREE THAT I HAVE CAREFULLY READ THIS AGREEMENT AND THAT I HAVE ASKED ANY QUESTIONS NEEDED FOR ME TO UNDERSTAND THE TERMS, CONSEQUENCES, AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT I AM WAIVING MY RIGHT TO A JURY TRIAL. FINALLY, I AGREE THAT I HAVE BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF MY CHOICE BEFORE SIGNING THIS AGREEMENT.

16. Miscellaneous.

(a) Notices. All notices, requests, demands, and other communications required or permitted to be given under this Agreement by any Party shall be in writing delivered, if to the Company, to the address set forth below, and if to Employee, to the address set forth on the signature page hereto, or to such other address as any Party may designate from time to time by written notice to all other Parties. Each such notice, request, demand, or other communication shall be deemed given and effective, as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by first-class U.S. Mail, postage prepaid, upon the earlier to occur of receipt or three (3) days after deposit in the U.S. Mail; (iii) if sent by a recognized prepaid overnight courier service, one (1) day after the date it is given to such service; (iv) if sent by facsimile, upon receipt of confirmation of successful transmission by the facsimile machine; and (v) if sent by email, upon acknowledgement of receipt by the recipient.

VIVINT SOLAR, INC.
Address:	4931 North 300 West
City, State Zip:	Provo, Utah 84604
Attention:	Tessa White HR Director

WITH COPY TO:

VIVINT SOLAR, INC.
Address:	4931 North 300 West
City, State Zip:	Provo, Utah 84604
Attention:	Jim F. Lundberg Associate General Counsel

(b) Survival. The provisions of this Agreement shall survive the termination of Employee’s employment with the Company.

(c) Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by applicable law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court of competent jurisdiction to exceed the maximum time period or scope that such court deems enforceable, then such court shall reduce the time period or scope to the maximum time period or scope permitted by law. In the event that the scope of any provision is declared by a court of competent jurisdiction to exceed the maximum scope that such court deems enforceable, then such court shall reduce the scope to the maximums scope permitted by law.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of Employee and his/her respective heirs, legal representatives, successors, and permitted assigns. Except as otherwise expressly provided in this Agreement, or by operation of law, neither this Agreement nor any

8	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

of the rights, interests, or obligations hereunder may be assigned by Employee without the prior written consent of the Company. The Company may assign, transfer, or sell its rights under this Agreement, in its sole and absolute discretion, without the consent of Employee.

(e) Attorneys’ Fees and Costs. In the event that either Party commences an action to enforce the terms of this Agreement, or to seek damages or injunctive relief for the alleged breach thereof, the prevailing Party shall be entitled to collect from the non-prevailing Party its, his or her reasonable attorneys’ fees and costs incurred therein.

(f) Amendments and Waivers. The failure of either Party to require the performance of any term or obligation of this Agreement, or the waiver by either Party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach. This Agreement may only be amended, waived, or modified by an instrument in writing signed by all of the Parties. No modification, waiver, or amendment of this Agreement shall be effective or binding against the Company unless signed by the Company’s Chief Executive Officer or General Counsel.

(g) Choice of Law. This agreement shall be governed by, and construed under, the internal laws of the state of Utah, without reference to conflicts of laws rules thereof.

(h) Submission to Jurisdiction. This Submission to Jurisdiction applies to Employee if he/she is employed by the Company outside of California. Each Party irrevocably consents and agrees that any action, proceeding, or other litigation by or against any other Party or Parties with respect to any claim or cause of action based upon or arising out of or related to this Agreement or the transactions contemplated hereby, shall be brought and tried exclusively in the state and federal courts located in the City of Salt Lake, County of Salt Lake, in the State of Utah, and any such legal action or proceeding may be removed to the aforesaid courts. By execution and delivery of the Agreement, each Party accepts, for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives (a) any objection which it may now or hereafter have to the laying of venue with respect any such action, proceeding, or litigation arising out of or in connection with this Agreement or the transactions contemplated hereby brought in the aforesaid courts, and (b) any right to stay or dismiss any such action, proceeding, or litigation brought before the aforesaid courts on the basis of forum non-conveniens. Each Party further agrees that personal jurisdiction over it may be affected by service of process by certified mail, postage prepaid, addressed as provided in Section 15(a) of this Agreement, and when so made shall be as if served upon it personally within the State of Utah.

(i) Submission to Jurisdiction (California Employee). This Submission to Jurisdiction applies to Employee if he/she is employed by the Company in California. Each Party irrevocably consents and agrees that any action, proceeding, or other litigation by or against any other Party or Parties with respect to any claim or cause of action based upon or arising out of or related to this Agreement or the transactions contemplated hereby, shall be brought and tried exclusively in the state and federal courts located in the City of Los Angeles, in the State of California, and any such legal action or proceeding may be removed to the aforesaid courts. By execution and delivery of the Agreement, each Party accepts, for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives (a) any objection which it may now or hereafter have to the laying of venue with respect any such action, proceeding, or litigation arising out of or in connection with this Agreement or the transactions contemplated hereby brought in the aforesaid courts, and (b) any right to stay or dismiss any such action, proceeding, or litigation brought before the aforesaid courts on the basis of forum non-conveniens. Each Party further agrees that personal jurisdiction over it may be affected by service of process by certified mail, postage prepaid, addressed as provided in Section 15(a) of this Agreement, and when so made shall be as if served upon it personally within the State of California.

(j) Headings. The Article, Section, and Paragraph headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

9	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

(k) Counterparts. This Agreement may be executed by Employee by facsimile, email, or digital signature, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile, digital signature, or portable document format (“pdf”) signature page shall constitute an original for purposes hereof.

[SIGNATURE PAGES FOLLOW]

10	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

BY SIGNING THIS AGREEMENT, EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS CAREFULLY READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT AND THAT EMPLOYEE IS VOLUNTARILY ENTERING INTO THIS AGREEMENT.

Dated as of:

EMPLOYEE:

Signature:

Print Full Name:

Address:

City, State ZIP:

E-Mail:

CONFIDENTIAL: This document contains trade secrets and confidential information owned by Vivint Solar, Inc. and/or its affiliates (collectively, the “Company”). Access to and use of this information is strictly limited and controlled by the Company. This document may not be copied, distributed, or otherwise disclosed outside of the Company’s facilities or systems, except as expressly authorized in writing by the General Counsel or the Chief Executive Officer of the Company, except as permitted by applicable law.

[SIGNATURE PAGE]	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

EXHIBIT A

to At-Will Employment Agreement

CALIFORNIA LABOR CODE SECTION 2870

INVENTION ON OWN TIME-EXEMPTION FROM AGREEMENT

“(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1) Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2) Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.”

N.C.GEN.STAT. §§ 66-57.1

Any provision in an employment agreement which provides that the employee shall assign or offer to assign any of his rights in an invention to his employer shall not apply to an invention that the employee developed entirely on his own time without using the employer’s equipment, supplies, facility or trade secret information except for those inventions that

(i) relate to the employer’s business or actual or demonstrably anticipated research or development, or

(ii) result from any work performed by the employee for the employer.

To the extent a provision in an employment agreement purports to apply to the type of invention described, it is against the public policy of this State and is unenforceable. The employee shall bear the burden of proof in establishing that his invention qualifies under this section.

DEL.CODE TIT. 19, § 805

Any provision in an employment agreement which provides that the employee shall assign or offer to assign any of the employee’s rights in an invention to the employee’s employer shall not apply to an invention that the employee developed entirely on the employee’s own time without using the employer’s equipment, supplies, facility or trade secret information, except for those inventions that:

(1) Relate to the employer’s business or actual or demonstrably anticipated research or development; or

(2) Result from any work performed by the employee for the employer.

To the extent a provision in an employment agreement purports to apply to the type of invention described, it is against the public policy of this State and is unenforceable. An employer may not require a provision of an employment agreement made unenforceable under this section as a condition of employment or continued employment.

UTAH CODE § 34-39-3(1)

(1) An employment agreement between an employee and his employer is not enforceable against the employee to the extent that the agreement requires the employee to assign or license, or to offer to assign or license, to the employer any right or intellectual property in or to an invention that is:

(a) created by the employee entirely on his own time; and

(b) not an employment invention.

EXHIBIT A	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

EXHIBIT B

to At-Will Employment Agreement

LIST OF PRIOR INVENTIONS

AND ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

         No inventions or improvements

         Additional Sheets Attached

Date:
Signature

Name of Employee (typed or printed)

EXHIBIT B	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

EXHIBIT C

to At-Will Employment Agreement

ARBITRATION AND EQUITABLE RELIEF

This Arbitration provision applies to Employee only if he/she is employed by and works for the Company in California. This Arbitration provision does not apply to Employee if he/she is employed by the Company outside of California. Instead, the Arbitration provision set forth in Section 14 applies to Employee if he/she is employed by the Company outside of California.

(a) Arbitration. IN CONSIDERATION OF MY EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES, AND MY RECEIPT OF THE COMPENSATION, PAY RAISES, AND OTHER BENEFITS PAID TO ME BY THE COMPANY, AT PRESENT AND IN THE FUTURE, I AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER, OR BENEFIT PLAN OF THE COMPANY, IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM MY EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION PROVISIONS SET FORTH IN THE UTAH UNIFORMA ARBITRATION ACT (THE “ACT”), AND PURSUANT TO UTAH LAW. THE FEDERAL ARBITRATION ACT SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE ACT. DISPUTES THAT I AGREE TO ARBITRATE, AND THEREBY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE SARBANES-OXLEY ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAIR LABOR STANDARDS ACT, THE FAMILY AND MEDICAL LEAVE ACT, THE UTAH ANTIDISCRIMINATION ACT, CLAIMS OF HARASSMENT, DISCRIMINATION, AND WRONGFUL TERMINATION, AND ANY OTHER STATUTORY OR COMMON LAW CLAIMS. NOTWITHSTANDING THE FOREGOING, I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES A WAIVER OF MY RIGHTS UNDER SECTION 7 OF THE NATIONAL LABOR RELATIONS ACT. I FURTHER UNDERSTAND THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH ME.

(b) Procedure. I AGREE THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/ AND FROM HUMAN RESOURCES. I AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER THE UTAH RULES OF CIVIL PROCEDURE. I AGREE THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. I ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PROVIDED BY APPLICABLE LAW. I AGREE THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. I UNDERSTAND THAT THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR JAMS EXCEPT THAT I SHALL PAY ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION THAT I INITIATE, BUT ONLY SO MUCH OF THE FILING FEES AS I WOULD HAVE INSTEAD PAID HAD I FILED A COMPLAINT IN A COURT OF LAW. I AGREE THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN

EXHIBIT C	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

ACCORDANCE WITH UTAH LAW, INCLUDING THE UTAH RULES OF CIVIL PROCEDURE AND THE UTAH RULES OF EVIDENCE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL UTAH LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH UTAH LAW, UTAH LAW SHALL TAKE PRECEDENCE. I AGREE THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN LOS ANGELES COUNTY, CALIFORNIA.

(c) Remedy. EXCEPT AS PROVIDED BY THE ACT AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE, AND FINAL REMEDY FOR ANY DISPUTE BETWEEN ME AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE ACT AND THIS AGREEMENT, NEITHER I NOR THE COMPANY WILL BE PERMITTED TO PURSUE OR PARTICIPATE IN COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION.

(d) Administrative Relief. I UNDERSTAND THAT THIS AGREEMENT DOES NOT PROHIBIT ME FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE, OR FEDERAL ADMINISTRATIVE BODY OR GOVERNMENT AGENCY THAT IS AUTHORIZED TO ENFORCE OR ADMINISTER LAWS RELATED TO EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD, OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE ME FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM, EXCEPT AS PERMITTED BY LAW.

(e) Voluntary Nature of Agreement. I ACKNOWLEDGE AND AGREE THAT I AM EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. I ACKNOWLEDGE AND AGREE THAT I HAVE RECEIVED A COPY OF THE TEXT OF CALIFORNIA LABOR CODE SECTION 2870 IN EXHIBIT A. I FURTHER ACKNOWLEDGE AND AGREE THAT I HAVE CAREFULLY READ THIS AGREEMENT AND THAT I HAVE ASKED ANY QUESTIONS NEEDED FOR ME TO UNDERSTAND THE TERMS, CONSEQUENCES, AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT I AM WAIVING MY RIGHT TO A JURY TRIAL. FINALLY, I AGREE THAT I HAVE BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF MY CHOICE BEFORE SIGNING THIS AGREEMENT.

EXHIBIT C	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

EXHIBIT D

to At-Will Employment Agreement

BACKGROUND CHECK DISCLOSURE AND AUTHORIZATION FORM

Disclosure Regarding Background Investigation

Vivint Solar Inc., (the “Company”) may request, for lawful employment purposes, background information about you from a consumer reporting agency in connection with your employment or application for employment (including independent contractor assignments, as applicable). This background information may be obtained in the form of consumer reports and/or investigative consumer reports (commonly known as “background reports”). These background reports may be obtained at any time after receipt of your authorization and, if you are hired or engaged by the Company, throughout your employment or your contract period.

A consumer reporting agency will prepare or assemble the background reports for the Company. HireRight, Inc. is located and can be contacted by mail at 5151 California, Irvine, CA 92617, and HireRight can be contacted by phone at (800) 400-2761. Information about HireRight’s privacy practices is available at www.hireright.com/Privacy-Policy.aspx.

The background report may contain information concerning your character, general reputation, personal characteristics, and mode of living. Where permitted by, and in accordance with, applicable law, the types of information that may be obtained include, but are not limited to: social security number verifications; address history; criminal records and history; public court records; driving records; accident history; worker’s compensation claims; bankruptcy filings; educational history verifications (e.g., dates of attendance, degrees obtained); employment history verifications (e.g., dates of employment, salary information, reasons for termination, etc.); personal and professional references checks; professional licensing and certification checks; drug/alcohol testing results, and drug/alcohol history in violation of law and/or company policy; and other information bearing on your character, general reputation, personal characteristics, mode of living and credit standing.

This information may be obtained from private and public record sources, including, as appropriate: government agencies and courthouses; educational institutions; former employers; personal interviews with sources such as neighbors, friends and associates; and other information sources.

You may request more information about the nature and scope of any investigative consumer reports by contacting the Company. A summary of your rights under the Fair Credit Reporting Act is also being provided to you.

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

ADDITIONAL STATE LAW DISCLOSURES

If you are an Arizona, California, Maryland, Massachusetts, New Jersey or New York applicant, employee or contractor, please also note:

ARIZONA: If we request an investigative consumer report, you have the right, upon request, to be informed by HireRight about the contents of its file used for the purpose of making the consumer report on you, including all facts, allegations, and sources upon which the report was based and the names of those requesting the report in the past six months. Ariz. Rev. Stat. § 44-1693(A)(4).

CALIFORNIA: The text of California’s Investigative Consumer Reporting Agencies Act is located at California Civil Code section 1786 et seq. The background information requested by the Company may be in the form of an “investigative consumer report” as defined by California Civil Code section 1786(c). Pursuant to California Civil Code section 1786.22, you may view the file maintained on you by HireRight during normal business hours. You may also obtain a copy of this file, upon submitting proper identification and paying the costs of duplication services, by appearing at HireRight’s offices in person, during normal business hours and on reasonable notice, or by certified mail. You may also receive a summary of the file by telephone, upon submitting proper identification and written request. HireRight has trained personnel available to explain your file to you, including any coded information, and will provide a written explanation of any coded information contained in your file. If you appear in person, you may be accompanied by one other person, provided that person furnishes proper identification. “Proper identification” includes documents such as a valid driver’s license, social security account number, military identification card, and credit cards. If you cannot identify yourself with such information, HireRight may require additional information concerning your employment and personal or family history to verify your identity. Cal. Civ. Code § 1786 et seq.

MARYLAND: If we request an investigative consumer report, you have the right, upon written request, to be informed about the nature and scope of the investigation. Md. Code Ann., Com. Law § 14-1204.

MASSACHUSETTS: If we request an investigative consumer report, you have the right, upon written request, to a copy of the report. Mass. Gen. Laws Ann. ch. 93, § 60.

NEW JERSEY: If we request an investigative consumer report, you have the right, upon written request, to a copy of the report. N.J. Stat. Ann. § 56:11-28.

NEW YORK: You have the right, upon written request, to be informed of whether or not an investigative consumer report was requested. If an investigative consumer report is requested, you have the right, upon request, to be provided with the name and address of the consumer reporting agency furnishing the report. You may inspect and receive a copy of the report by contacting that agency. Attached below is additional information about New York Correction Law Article 23-A. N.Y. Gen. Bus. Law § 380-b-c.

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

ADDITIONAL NEW YORK LAW DISCLOSURE

If you are a New York applicant, employee or contractor, please also note:

NEW YORK CORRECTION LAW

ARTICLE 23-A

LICENSURE AND EMPLOYMENT OF PERSONS PREVIOUSLY

CONVICTED OF ONE OR MORE CRIMINAL OFFENSES

Section 750. Definitions.

751. Applicability.

752. Unfair discrimination against persons previously convicted of one or more criminal offenses prohibited.

753. Factors to be considered concerning a previous criminal conviction; presumption.

754. Written statement upon denial of license or employment.

755. Enforcement.

§750. Definitions. For the purposes of this article, the following terms shall have the following meanings:

(1) “Public agency” means the state or any local subdivision thereof, or any state or local department, agency, board or commission.

(2) “Private employer” means any person, company, corporation, labor organization or association which employs ten or more persons.

(3) “Direct relationship” means that the nature of criminal conduct for which the person was convicted has a direct bearing on his fitness or ability to perform one or more of the duties or responsibilities necessarily related to the license, opportunity, or job in question.

(4) “License” means any certificate, license, permit or grant of permission required by the laws of this state, its political subdivisions or instrumentalities as a condition for the lawful practice of any occupation, employment, trade, vocation, business, or profession. Provided, however, that “license” shall not, for the purposes of this article, include any license or permit to own, possess, carry, or fire any explosive, pistol, handgun, rifle, shotgun, or other firearm.

(5) “Employment” means any occupation, vocation or employment, or any form of vocational or educational training. Provided, however, that “employment” shall not, for the purposes of this article, include membership in any law enforcement agency.

§751. Applicability. The provisions of this article shall apply to any application by any person for a license or employment at any public or private employer, who has previously been convicted of one or more criminal offenses in this state or in any other jurisdiction, and to any license or employment held by any person whose conviction of one or more criminal offenses in this state or in any other jurisdiction preceded such employment or granting of a license, except where a mandatory forfeiture, disability or bar to employment is imposed by law, and has not been removed by an executive pardon, certificate of relief from disabilities or certificate of good conduct. Nothing in this article shall be construed to affect any right an employer may have with respect to an intentional misrepresentation in connection with an application for employment made by a prospective employee or previously made by a current employee.

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

§752. Unfair discrimination against persons previously convicted of one or more criminal offenses prohibited. No application for any license or employment, and no employment or license held by an individual, to which the provisions of this article are applicable, shall be denied or acted upon adversely by reason of the individual’s having been previously convicted of one or more criminal offenses, or by reason of a finding of lack of “good moral character” when such finding is based upon the fact that the individual has previously been convicted of one or more criminal offenses, unless:

(1) There is a direct relationship between one or more of the previous criminal offenses and the specific license or employment sought or held by the individual; or

(2) the issuance or continuation of the license or the granting or continuation of the employment would involve an unreasonable risk to property or to the safety or welfare of specific individuals or the general public.

§753. Factors to be considered concerning a previous criminal conviction; presumption.

1. In making a determination pursuant to section seven hundred fifty-two of this chapter, the public agency or private employer shall consider the following factors:

(a) The public policy of this state, as expressed in this act, to encourage the licensure and employment of persons previously convicted of one or more criminal offenses.

(b) The specific duties and responsibilities necessarily related to the license or employment sought or held by the person.

(c) The bearing, if any, the criminal offense or offenses for which the person was previously convicted will have on his fitness or ability to perform one or more such duties or responsibilities.

(d) The time which has elapsed since the occurrence of the criminal offense or offenses.

(e) The age of the person at the time of occurrence of the criminal offense or offenses.

(f) The seriousness of the offense or offenses.

(g) Any information produced by the person, or produced on his behalf, in regard to his rehabilitation and good conduct.

(h) The legitimate interest of the public agency or private employer in protecting property, and the safety and welfare of specific individuals or the general public.

2. In making a determination pursuant to section seven hundred fifty-two of this chapter, the public agency or private employer shall also give consideration to a certificate of relief from disabilities or a certificate of good conduct issued to the applicant, which certificate shall create a presumption of rehabilitation in regard to the offense or offenses specified therein.

§754. Written statement upon denial of license or employment. At the request of any person previously convicted of one or more criminal offenses who has been denied a license or employment, a public agency or private employer shall provide, within thirty days of a request, a written statement setting forth the reasons for such denial.

§755. Enforcement.

1. In relation to actions by public agencies, the provisions of this article shall be enforceable by a proceeding brought pursuant to article seventy-eight of the civil practice law and rules.

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

2. In relation to actions by private employers, the provisions of this article shall be enforceable by the division of human rights pursuant to the powers and procedures set forth in article fifteen of the executive law, and, concurrently, by the New York city commission on human rights.

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

Para informacion en español, visite www.consumerfinance.gov/learnmore o escribe a la Consumer Financial Protection Bureau, 1700 G Street N.W. Washington, D.C. 20006.

A SUMMARY OF YOUR RIGHTS UNDER THE FAIR CREDIT REPORTING ACT

The federal Fair Credit Reporting Act (FCRA) promotes the accuracy, fairness, and privacy of information in the files of consumer reporting agencies. There are many types of consumer reporting agencies, including credit bureaus and specialty agencies (such as agencies that sell information about check writing histories, medical records, and rental history records). Here is a summary of your major rights under the FCRA. For more information, including information about additional rights, go to www.consumerfinance.gov/learnmore or write to: Consumer Financial Protection Bureau, 1700 G Street N.W. Washington, D.C. 20006.

•	You must be told if information in your file has been used against you. Anyone who uses a credit report or another type of consumer report to deny your application for credit, insurance, or employment – or to take another adverse action against you – must tell you, and must give you the name, address, and phone number of the agency that provided the information.

•	You have the right to know what is in your file. You may request and obtain all the information about you in the files of a consumer reporting agency (your “file disclosure”). You will be required to provide proper identification, which may include your Social Security number. In many cases, the disclosure will be free. You are entitled to a free file disclosure if:

•	a person has taken adverse action against you because of information in your credit report;

•	you are the victim of identity theft and place a fraud alert in your file;

•	your file contains inaccurate information as a result of fraud;

•	you are on public assistance;

•	you are unemployed but expect to apply for employment within 60 days.

In addition, all consumers will be entitled to one free disclosure every 12 months upon request from each nationwide credit bureau and from nationwide specialty consumer reporting agencies. See www.consumerfinance.gov/learnmore for additional information.

•	You have the right to ask for a credit score. Credit scores are numerical summaries of your credit-worthiness based on information from credit bureaus. You may request a credit score from consumer reporting agencies that create scores or distribute scores used in residential real property loans, but you will have to pay for it. In some mortgage transactions, you will receive credit score information for free from the mortgage lender.

•	You have the right to dispute incomplete or inaccurate information. If you identify information in your file that is incomplete or inaccurate, and report it to the consumer reporting agency, the agency must investigate unless your dispute is frivolous. See www.consumerfinance.gov/learnmore for an explanation of dispute procedures.

•	Consumer reporting agencies must correct or delete inaccurate, incomplete, or unverifiable information. Inaccurate, incomplete or unverifiable information must be removed or corrected, usually within 30 days. However, a consumer agency may continue to report information it has verified as accurate.

•	Consumer reporting agencies may not report outdated negative information. In most cases, a consumer reporting agency may not report negative information that is more than seven years old, or bankruptcies that are more than 10 years old.

•	Access to your file is limited. A consumer reporting agency may provide information about you only

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

to people with a valid need – usually to consider an application with a creditor, insurer, employer, landlord, or other business. The FCRA specifies those with a valid need for access.

•	You must give your consent for reports to be provided to employers. A consumer reporting agency may not give out information about you to your employer, or a potential employer, without your written consent given to the employer. Written consent generally is not required in the trucking industry. For more information, go to www.consumerfinance.gov/learnmore.

•	You may limit “prescreened” offers of credit and insurance you get based on information in your credit report. Unsolicited “prescreened” offers for credit and insurance must include a toll-free phone number you can call if you choose to remove your name and address from the lists these offers are based on. You may opt-out with the nationwide credit bureaus at 1-888-567-8688.

•	You may seek damages from violators. If a consumer reporting agency, or, in some cases, a user of consumer reports or a furnisher of information to a consumer reporting agency violates the FCRA, you may be able to sue in state or federal court.

•	Identity theft victims and active duty military personnel have additional rights. For more information, visit www.consumerfinance.gov/learnmore.

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

States may enforce the FCRA, and many states have their own consumer reporting laws. In some cases, you may have more rights under state law. For more information, contact your state or local consumer protection agency or your state Attorney General. For information about your federal rights, contact:

TYPE OF BUSINESS:	CONTACT:

1.a. Banks, savings associations, and credit unions with total assets of over $10 billion and their affiliates.

b. Such affiliates that are not banks, savings associations, or credit unions also should list, in addition to the Bureau:

2. To the extent not included in item 1 above:

a. National banks, federal savings associations, and federal branches and federal agencies of foreign banks

b. State member banks, branches and agencies of foreign banks (other than federal branches, federal agencies, and insured state branches of foreign banks), commercial lending companies owned or controlled by foreign banks, and organizations operating under section 25 or 25A of the Federal Reserve Act

c. Nonmember Insured Banks, Insured State Branches of Foreign Banks, and insured state savings associations

d. Federal Credit Unions

3. Air carriers

4. Creditors Subject to Surface Transportation Board

5. Creditors Subject to Packers and Stockyards Act

6. Small Business Investment Companies

7. Brokers and Dealers

8. Federal Land Banks, Federal Land Bank Associations, Federal Intermediate Credit Banks, and Production Credit Associations

9. Retailers, Finance Companies, and All Other Creditors Not Listed Above

a. Bureau of Consumer Financial Protection

1700 G Street NW

Washington, DC 20006

b. Federal Trade Commission: Consumer Response Center – FCRA

Washington, DC 20580

(877) 382-4357

a. Office of the Comptroller of the Currency

Customer Assistance Group

1301 McKinney Street, Suite 3450

Houston, TX 77010-9050

b. Federal Reserve Consumer Help Center

P.O. Box 1200

Minneapolis, MN 55480

c. FDIC Consumer Response Center

1100 Walnut Street, Box #11

Kansas City, MO 64106

d. National Credit Union Administration

Office of Consumer Protection (OCP)

Division of Consumer Compliance and Outreach (DCCO)

1775 Duke Street

Alexandria, VA 22314

Asst. General Counsel for Aviation Enforcement & Proceedings

Department of Transportation

400 Seventh Street SW

Washington, DC 20590

Office of Proceedings, Surface Transportation Board

Department of Transportation

1925 K Street NW

Washington, DC 20423

Nearest Packers and Stockyards Administration area supervisor

Associate Deputy Administrator for Capital Access

United States Small Business Administration

406 Third Street, SW, 8th Floor

Washington, DC 20416

Securities and Exchange Commission

100 F St NE

Washington, DC 20549

Farm Credit Administration

1501 Farm Credit Drive

McLean, VA 22102-5090

FTC Regional Office for region in which the creditor operates or Federal Trade Commission: Consumer Response Center – FCRA

Washington, DC 20580

(877) 382-4357

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)

AUTHORIZATION OF BACKGROUND INVESTIGATION

I have carefully read and understand this Disclosure and Authorization form and the attached summary of rights under the Fair Credit Reporting Act. By my signature below, I consent to preparation of background reports by a consumer reporting agency such as HireRight, Inc., and to the release of such background reports to the Company and its designated representatives and agents, for the purpose of assisting the Company in making a determination as to my eligibility for employment (including independent contractor assignments, as applicable), promotion, retention or for other lawful employment purposes. I understand that if the Company hires me or contracts for my services, my consent will apply, and the Company may obtain background reports, throughout my employment or contract period.

I understand that information contained in my employment or contractor application, or otherwise disclosed by me before or during my employment or contract assignment, if any, may be used for the purpose of obtaining and evaluating background reports on me. I also understand that nothing herein shall be construed as an offer of employment or contract for services.

I hereby authorize law enforcement agencies, learning institutions (including public and private schools and universities), information service bureaus, record/data repositories, courts (federal, state and local), motor vehicle records agencies, my past or present employers, the military, and other individuals and sources to furnish any and all information on me that is requested by the consumer reporting agency.

By my signature below, I also certify the information I provided on and in connection with this form is true, accurate and complete. I agree that this form in original, faxed, photocopied or electronic (including electronically signed) form, will be valid for any background reports that may be requested by or on behalf of the Company.

☐  Please check this box if you would like to receive (whenever you have such right under the applicable state law) a free copy of your background report if one is obtained on you by the Company.

Date:

EMPLOYEE:

Signature:

Print Full Name:

Address:

City, State Zip:

EXHIBIT D	AT-WILL EMPLOYMENT AGREEMENT (Rev. 6/2014)